Exhibit 10.32
Certain information in this exhibit identified by brackets has been excluded because it is both not material and is the type that the registrant treats as private or confidential.

CONFIDENTIAL SETTLEMENT AGREEMENT
This Confidential Settlement Agreement (the “Agreement”) is made and entered into by and among Ducommun Incorporated, Ducommun Aerostructures, Inc., and Ducommun Aerostructures Mexico, LLC (collectively, “Ducommun”) and Williams International Co., LLC (“Williams”) (collectively, the “Parties,” or individually, a “Party”).
WHEREAS, Williams filed a lawsuit against Ducommun in the Central District of California, Case No. 2:23-cv-9403, (the “Lawsuit”);
WHEREAS, without admitting liability or fault, the Parties intend to fully settle the Lawsuit and to resolve all claims between the Parties related to the June 2020 fire in Guaymas, Mexico (the “Fire”), by entering this Agreement;
NOW, THEREFORE, in consideration of the foregoing, and the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1.    Settlement Payment. Ducommun shall pay Williams the sum of $150,000,000 within 45 days of the signing of this Agreement (the “Settlement Payment”) by (a) sending a check via UPS or similar overnight carrier to the following address:
[***]

or (b) by wiring funds in accordance with the wiring instructions set forth in Exhibit A. Without admitting liability or fault, and without limiting the releases and other agreements herein (or affecting the sufficiency of consideration given therefor), the Parties further agree that Williams has allocated the Settlement Payment among its claimed losses, as outlined in the chart below:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	$150,000,000

2.    Stipulation of Dismissal of the Litigation. Within two business days after payment of the Settlement Payment referenced in Paragraph 1 of this Agreement, Williams will cause its counsel to dismiss with prejudice all of its claims in the Lawsuit, with each of the Parties to bear its own fees and costs by filing the stipulation and proposed order attached as Exhibit B.
3.    Mutual Releases. As part of the consideration for this Agreement, and upon receipt by Williams of the Settlement Payment, and subject to the exceptions in Paragraph 4 hereof, each Party, on its own behalf and on behalf of such Party’s past, present, and future affiliates, its and their respective past, present, and future equity holders, officers, directors, agents, employees and insurers, and each of the foregoing’s predecessors, successors, heirs, subrogees, assigns and other persons who may exercise any right or claim by, through or on behalf of any of the foregoing (all of the foregoing persons, the “Releasing Parties” or, individually, a “Releasing Party”), hereby releases, acquits and forever discharges the other Party, such other Party’s past, present, and future affiliates, and its and their past, present, and future officers, directors, employees, managers, members, agents, servants, representatives, attorneys, consultants, stockholders, parent companies, subsidiaries, related entities, partners and insurers, and each of the foregoing’s predecessors, successors, heirs, subrogees, and assigns, (the “Released Parties” or, individually, a “Released Party”) as applicable, from any and all past, present and future claims, losses, demands, compensation, controversies, obligations, suits, disputes, proceedings and/or causes of action, whether based on tort, contract, statute, common law, or any other type of legal or equitable theory which could be asserted by any Releasing Party against any Released Party, in any state court, federal court, arbitration, or other legal or administrative proceeding in the United States, in Mexico, or other court of competent jurisdiction, arising from or related to the Fire or subject matter of the Lawsuit, including, without limitation, actual, compensatory, consequential, incidental, liquidated, future and punitive damages, tort and/or contract damage, personal property damage, personal injury damage, liabilities, costs, expenses, injuries, attorneys’ fees, expert fees, investigation fees, and obligations of every possible kind and nature, known or unknown, fixed or contingent, joint or several, whether at law or in equity, suspected or unsuspected, which now exist or may later accrue, arising out of or related to any other action or inaction of the Parties, whether or not previously asserted (together, the “Released Claims”). The releases granted in connection with this Agreement cover all claims and categories of damages asserted or sought by the Parties (or that could have been asserted or sought by the Parties) against each other in the Lawsuit. Each Party hereby covenants not to, and shall cause each other of such Party’s Releasing Parties not to, assert, bring, claim, attempt to enforce, participate in, support, induce or seek any Released Claim against the other Party or such other Party’s Released Parties.
The Parties understand and acknowledge that they are releasing both known and unknown claims and expressly waive the benefit of any statute purporting to prevent the Parties from releasing unknown claims. The Parties expressly waive and relinquish any rights and benefits pursuant to California Civil Code Section 1542 or equivalent law or provision in the United States or the State of California with respect to the released claims herein, and does so understanding and acknowledging the significance and consequence of such specific waiver of Section 1542, which reads:
SECTION 1542. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

4.    Scope of Release. The Parties acknowledge that Williams does not have authority to and does not release any claims that may be asserted by the insurers of Williams set forth on Exhibit C hereto, as subrogees to the rights and claims of Williams, for subrogation and recovery of any insurance benefits that were actually paid by such persons to Williams as of the date of this Agreement, up to the respective amounts set forth opposite such insurers’ names on Exhibit C, in respect of losses of Williams resulting from the Fire (“Excluded Subrogation Claim(s)”). Further, this Agreement shall not be interpreted to release or require the release of the Parties from any claims or rights arising under, or from an alleged breach of, this Agreement.
For avoidance of doubt this Agreement does not and shall not be construed to release any of Williams’ claims against any of its insurers including, without limitation, the pending action in the Eastern District of Michigan.
5.    Future Actions. The Parties acknowledge that they may have sustained damages, losses or expenses which are presently unknown or unexpected and/or future damages, losses or expenses which are not now anticipated or known arising out of or in connection with the facts, relationships, and occurrences which are or could be the subject of the Lawsuit. Nevertheless, the Parties acknowledge that this Agreement has been negotiated and accepted in light of such knowledge, and further, being fully aware of these possibilities, the Parties expressly waive and relinquish all rights and benefits that they had or may have in connection with the facts, relationships, and occurrences which are or could be the subject of the Lawsuit. The Parties acknowledge and agree that they are forever precluded from initiating an arbitration proceeding or filing a lawsuit in any court of law or equity in any jurisdiction (including Mexico) or making any claim whatsoever against the other Party that in any way arises out of or relates to the Fire or the subject matter of the Lawsuit, except for a claim under or alleging breach of this Agreement.
6.    Indemnification. As part of the consideration for this Agreement, and upon receipt by Williams of the Settlement Payment, and except as provided in the final sentence of this Paragraph 6, Williams agrees to defend, indemnify, protect, reimburse and hold harmless Ducommun and each of its Released Parties from, for and against any Released Claim asserted, brought, claimed, attempted to be enforced, participated in, supported, induced or sought by any of the Williams Released Parties, including Williams’ insurers (via subrogation or otherwise) against Ducommun or any of its Released Parties, and all judgments, liabilities, damages, losses, costs, fees (including attorneys’ fees, expert fees and investigation fees), or expenses suffered or incurred by Ducommun or any of its Released Parties as a result thereof, in connection therewith or otherwise in relation thereto (the “Indemnification Claim(s)”). Williams’ obligation under this Paragraph 6 to defend, indemnify, protect, reimburse and hold harmless Ducommun and each of its Released Parties shall apply regardless of whether the applicable Released Claim is based on an alleged breach or violation of contract, common law, or statute, and regardless of whether the Released Claim alleges or is otherwise based on any assertion or fact that Ducommun or any of its Released Parties was wholly or partially at fault for any alleged injuries or damages. Notwithstanding anything to the contrary in this Agreement or elsewhere, the Parties agree that Williams has no obligation to, and will not, defend, indemnify, protect, reimburse or hold harmless Ducommun or any of its Released Parties from or against any Excluded Subrogation Claim or any claims asserted by Offshore International, Inc. or Maquilas Teta-kawi S.A. de C.V., or their insurers (in their respective capacities as insurers of such persons), and Ducommun acknowledges and agrees to same. In the event of an Indemnification Claim, Williams shall have the sole and exclusive right to: (1) select counsel of its choosing, and Ducommun agrees to the selection of such counsel; (2) direct and coordinate the defense and litigation of such Indemnification Claim, provided that Williams timely and diligently conducts the defense thereof, and (3) approve any settlement of any such Indemnification Claim, provided that such settlement does not provide for any injunctive relief or other obligation or liability of Ducommun or any of its Released Parties, other than customary confidentiality obligations.
7.    Confidentiality/Nondisclosure. The Parties agree that the terms of this Agreement and the negotiations leading to this Agreement are and shall be treated as confidential and shall not be disclosed, described, or characterized to any other person or entity, except as necessary to the Parties’ attorneys, accountants, shareholders, industry analysts, lenders, and financial advisors or as needed to comply with any legal obligation, including any shareholder disclosures recommended by Ducommun’s SEC counsel, which disclosures shall not be confidential. Ducommun further agrees to refrain from disclosing to shareholders information pertaining to this Agreement and the negotiations leading to this Agreement beyond that which is disclosed in its filings with the SEC. In the case of a subpoena, court order, or third-party demand or request (whether by a private party or an administrative or governmental entity) seeking access to this Agreement or its terms, the Party receiving the subpoena, court order, demand or request shall notify all other Parties upon receipt thereof and shall provide the other

Parties a copy thereof, to afford the other Parties a reasonable opportunity to take action to prevent disclosure of the Agreement or other information by reason thereof.
8.    Non-Admission of Liability. The Parties acknowledge that this Agreement has been entered into solely for the purpose of compromising, terminating, concluding, and preventing further involvement in any dispute or claims among the Parties, and eliminating possible involvement in any dispute based upon other unasserted claims, and that this Agreement and the actions taken pursuant thereto do not constitute an admission of liability or wrongdoing by any of the Parties.
9.    Fees and Costs. Each Party shall pay its own attorneys’ fees, costs, expenses, including any attorneys’ fees, costs, expenses incurred in connection with the Litigation.
10.    Entire Agreement. This Agreement, including all exhibits hereto, constitutes the entire agreement and understanding among the Parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements, proposed agreements, negotiations, and discussions with respect to the subject matter hereof. This Agreement may not be altered, modified, or amended, unless by writing executed by the Parties hereto, nor may any of its provisions be waived, unless in writing by the Party granting such waiver. Each of the Parties acknowledges that, other than as stated in this Agreement, no other party, agent, or attorney of any other Party has made any promise or representation or warranty to induce the Party to enter into this Agreement, and each Party hereto acknowledges that it or he, as the case may be, has not executed this Agreement in reliance upon any such promise, representation, or warranty not contained herein. The Parties represent that they have specifically negotiated this provision of this Agreement.

11.    Heirs and Successors Bound. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, personal representatives, successors and assigns, and any corporation, partnership or other entity into or with which any Party hereto may merge, consolidate, or reorganize. Except for (i) the Released Parties, each of whom is intended to be a third-party beneficiary of this Agreement to the extent expressly provided herein, and (ii) such heirs, personal representatives, successors, assigns, corporations, partnerships and other entities, this Agreement does not confer any rights or remedies on, or act as a release, waiver, disclaimer or otherwise with respect to, any person other than the Parties.
12.    Construction. This Agreement has been drafted by the Parties hereto and shall not be construed against one Party or in favor of any other Party by reason of any presumption concerning the Party drafting this Agreement.
13.    Severability. The provisions of this Agreement are severable. If a court of competent jurisdiction rules that any provision of this Agreement is invalid or unenforceable, such a ruling shall not affect the validity or enforceability of any other provision of this Agreement.
14.    Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws principles thereof.
15.    Dispute Resolution. Any disputes concerning the interpretation, application, or enforcement of this Agreement between the Parties shall be resolved before a panel of three neutral arbitrators under the JAMS Comprehensive Arbitration Rules including the Optional Expedited Arbitration Procedures.

16.    Authorization; Consultation with Attorneys. Each Party and signatory to this Agreement represents and warrants to each other Party hereto that such Party or signatory has full power, authority, and legal right, and has obtained all approvals and consents necessary to execute, deliver, and perform all actions required under this Agreement. The Parties acknowledge that this Agreement was drafted jointly by the Parties, that each Party has consulted with such Party’s own attorneys and fully understands the terms hereof, and that each Party has received legal advice from such Party’s own attorneys regarding the advisability of entering into the settlement provided for herein and is voluntarily executing the Agreement.
17.    Paragraph Headings. Paragraph headings contained in this Agreement are inserted solely as reference aids for the ease and convenience of the reader; they shall not be deemed to define or limit the scope or substance of the provisions they introduce, nor shall they be used in construing the intent or effect of such provisions or any other aspect of this Agreement.
18.    Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be considered the same as if a single document shall have been executed, but shall become effective when such counterparts have been signed by each of the Parties hereto and delivered to the undersigned representatives of the other Party.
19.    Modification and Waiver. No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by all Parties.
20.    Notices. All notices or other communications under this Agreement shall be in writing and shall be effective (i) upon personal delivery, or (ii) on the first business day after receipted delivery to a reputable overnight delivery service, addressed as follows:

If to Williams:

[***]

With a copy to:

[***]

If to the Ducommun:

Rajiv A. Tata
Ducommun Incorporated
600 Anton Blvd., Suite 1100
Costa Mesa, CA 92626
[***]

With a copy to:

[***]

All notices or other communications shall also be sent via email, to the email addresses above, either at the same time or before the delivery outlined above.

IN WITNESS WHEREOF, this Agreement is executed by the Parties hereto, as of the last date in the signatures below.

Williams International Co., LLC Signature: [***] Print Name: [***] Title: [***] Date: ______________________________	Ducommun Incorporated Signature: _________________________ Print Name: ________________________ Title: ______________________________ Date: ______________________________
Ducommun Aerostructures, Inc. Signature: _________________________ Print Name: ________________________ Title: ______________________________ Date: ______________________________
Ducommun Aerostructures Mexico, LLC Signature: _________________________ Print Name: ________________________ Title: ______________________________ Date: ______________________________